CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O'NUTS CORPORATION
__________________

Pursuant to Section Thirty-six of
Stock Corporation Law
___________________


	We, the undersigned, FREDERICK T. TANSILL, Executive Vice President, and MICHAEL J. OKOLA, Secretary of CHOCK FULL O'NUTS CORPORATION, a New York Stock Corporation (hereinafter sometimes referred to as the "Corporation"), do hereby certify as follows:

1.  The name of the Corporation is

    CHOCK FULL O'NUTS CORPORATION and the name under which it was originally incorporated was Federal Nuts Co., Inc.

2.   The Certificate of Incorporation of the Corporation was

filed in the Office of the Secretary of State of New York on November 7, 1932.

	3. The Certificate of Incorporation is hereby amended, effective as of the close of business on November 10, 1960, as set forth in this Certificate to effect changes authorized in subdivision 2 of Section 35 of the Stock Corporation Law, namely, to change all of the

1.
previously authorized shares of Common Stock, par value $1 per share, issued and unissued, of the Corporation, from 1,000,000 shares, par value $1.00 per share, to 4,000,000 shares, par value $.25 per share, to authorize 1,000,000 new shares of such Common Stock, par value $.25 per share, and in conformity therewith to increase the amount of capital stock of the Corporation form $1,000,000 to $1,250,000.

	4. To accomplish such amendment the first paragraph of Article THIRD of the Certificate of Incorporation, setting forth the amount of th e capital stock and the number and par value of the shares of which it consists, is hereby amended to read as follows:

	"THIRD: The total authorized amount of the capital stock of capital stock of the Corporation shall be $1,250,000 of 5,000,000 shares of the par value of $.25 each, all of the same class, designated Common Stock."


	5. The 1,000,000 previously authorized shares of Common Stock, par value $1 per share, of which 854,295 are issued and 145,705 are unissued, are hereby changed into 4,000,000 shares of Common Stock, par value $.25 per share, upon the following terms: Each issued and unissued share of previously authorized Common Stock, pare value $1 per share, is changed into four shares of Common Stock par value $.25 per share, authorized hereby.
In addition, 1,000,000 new shares of such Common Stock, par value $.25 per share, are authorized hereby, making a total of 5,000,000 shares of such Common Stock.



2.



	IN WITNESS WHEREOF, we have made subscribed and acknowledged this Certificate this 7th day of November 1960.

Frederic T. Tansill
Executive Vice President
Michael J. Okola
Secretary



















3.




STATE OF NEW YORK  )
COUNTY OF NEW YORK )

		On this 7th day of November, 1960, before me personally came Frederic T. TANSILL and MICHAEL J. OKOLA, to me known and know to me to be the persons described in and who executed the foregoing Certificate and they severally duly acknowledged to me that the executed the same.

					Isidore Lapan
					Notary Public














4.


STATE OF NEW YORK )
COUNTY OF NEW YORK )


	FREDERIC T. TANSILL and MICHAEL J. OKOLA, being duly and severally sworn, each for himself, deposes and says: that he, the said Frederic T. Tansill, is Executive Vice President, and he, the said Michael J. Okola, is Secretary of Chock Full o'Nuts Corporation; that they have been authorized to execute and file the foregoing Certificate of Amendment by the votes, cast in person or by proxy, of the holders of record of two-thirds of the outstanding shares entitled to vote at the Stockholders' meeting at which such votes were cast with relation to the proceedings provided for in the foregoing Certificate of Amendment; that neither the Certificate of Incorporation nor any other certificates filed pursuant to law requires a larger proportion of votes; and that such votes were cast at a stockholders' meeting held on the 3rd day of November, 1960, upon notice pursuant to
Section 45 of the Stock Corporation Law.


					Frederic T. Tansill


					Michael J. Okola

Subscribed and sworn to
before me this 7th day of
November, 1960

Isidore Lapan
Notary Public


















5.








STATE OF NEW YORK )

COUNTY OF NEW YORK )


	MICHAEL J. OKOLA, being duly sworn, for himself, deposes and says; that he, the said Michael J. Okola, is Secretary of Chock Full O'Nuts Corporation; that (a) the number of additional shares not resulting from a change of shares which the Corporation is authorized by the foregoing Certificate to issue, is 1,000,000 shares and the par value thereof is $.25 per share; (b) the number of shares changed as provided in subparagraph 5 of paragraph (c) of subdivision 2 of Section 35 of the Stock Corporation Law is 1,000,000 shares and the par value thereof is $1 per share, and the number of shares resulting from such change is 4,000,000 shares and the par value thereof is $.25 per share; and (c) the number of shares not resulting from a change of shares of which the par value has been increased, is none.

							Michael J. Okola


Subscribed and sworn to
before me this 7th day
of November, 1960

Isidore Lapan


















6.


CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O'NUTS CORPORATION








Pursuant to Section Thirty-six
of the Stock Corporation

















White & Case
14 Wall Street
New York, NY














7.


CERTIFICATE OF MERGER OF 180TH BRINKERHOFF
REALTY CORP., WITH CHOCK FULL O'NUTS CORPORATION
================================================

		Certificate of Merger of 180th Brinkerhoff Realty corp., with Chock Full O'Nuts Corporation, pursuant to Section 85, of the Stock Corporation Law.

		The undersigned, FREDERIC T. TANSILL, Executive Vice President, and MICHAEL J. OKOLA, Secretary, pursuant to Section 85 of the Stock corporation Law, certify:

		1. Chock Full o'Nuts Corporation is a stock corporation duly organized and existing under the laws of the State of New York.

		2. This Corporation owns all of the capital stock of 180th Brinkerhoff Realty Corp., which is a stock corporation organized under the laws of the State of New York, for, and engaged in business incidental to that of this corporation.

		3. At a meeting of the Board of Directors of this corporation duly called and held on the 28th day of November, 1962 the following resolution was adopted:

WHEREAS, the corporation, Chock Full o'Nuts Corporation now owns all of the stock of 180th Brinkerhoff Realty Corp., organized under the laws of the State of New York, and engaged in business incidental to that of this corporation, and it is deemed expedient that this corporation shall acquire and become, and be possessed of all the estate, property, rights, privileges and franchises of the said 180th Brinkerhoff Realty Corp; now, therefore, be it

RESOLVED, that Chock Full O'Nuts Corporation merge such other corporation, and assume all of its obligations; and be it further

RESOLVED, that the president, or a vice president, and the secretary, or an assistant secretary, of this corporation be directed to execute in the name and under the seal of this corporation, a certificate of ownership and of the adoption of this resolution and the date of the adoption thereof and file the same in the office of Secretary of State of New York; and be it further



1.
	RESOLVED, that the officers of this corporation be empowered and directed to do all other acts and things whatsoever, whether within the State of New York or elsewhere, which may be in any way requisite or proper for the full and complete accomplishment of said merger.

		IN WITNESS WHEREOF, this certificate is executed under the seal and signature of this corporation, affixed by its Executive
Vice-President and its Secretary, this 24th day of December 1962.

						BY:
						Executive Vice President

						BY:
						Secretary


STATE OF NEW YORK  )

COUNTY OF NEW YORK )

		On this 24th day of December, in the year 1962, before me personally came Frederic T. Tansill and Michael J. Okola, to me know who, being by me duly sworn, did depose and say and each for himself deposes and says that he, Frederic T. Tansill resides in the Borough of Manhattan, City and State of New York, and is the Executive Vice President of Chock Full o'Nuts Corporation, the corporation described in and which executed the foregoing instrument ; that he Michael J. Okola, resides in Westchester County, State of New York; and is the Secretary thereof; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

							Isidore Lapan
							Notary Public

















2.












CERTIFICATE OF MERGER

OF

180TH BRIKNERHOFF REALTY CORP.

WITH

CHOCK FULL O'NUTS CORPORATION

Pursuant to Section 85, of the Stock Corporation Law
- - ---00000---

















Isidore Lapan
Attorney at Law
425 Lexington Avenue
New York, New York










3.



CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O'NUTS CORPORATION

Under Section 805 of the Business Corporation

- - ---00000----

		We, the undersigned, GAYLORD M. LaMOND and MICHAEL J. OKOLA, the President and Secretary respectively of CHOCK FULL O'NUTS CORPORATION, hereby certify:

		1. The same of the corporation is CHOCK FULL O'NUTS CORPORATION. The name under which it was formed is Federal Nut Co., Inc.

		2. The Certificate of Incorporation of the corporation was filed by the Department of State on November 7, 1932.

		3. The Certificate of Incorporation is amended as authorized by Section 801 of the Business Corporation Law to effect the following amendment:

		ARTICLE ELEVENTH, Section 2 of the Certificate of
Incorporation, dealing with the place of meetings of directors and stockholders and providing generally that such meetings are to be held in the State of New York is hereby amended to read as follows:

		"ELEVENTH (2): Meetings of the Stockholders and Directors may be held at such times and places as shall be determined from the time to time by the Board of Directors."



1.
		4. The foregoing amendment to the Certificate of Incorporation was authorized by vote of the holders of a majority of all the outstanding shares entitled to vote thereon at a meeting of shareholders held on November 3, 1966.

		IN WITNESS WHEREOF, the undersigned have hereunto signed this Certificate this 9th day of November, 1966.

						Gaylord M. LaMond, President
						Michael J. Okola, Secretary

VERIFICATION OF CERTIFICATE
OF AMENDMENT
- - ----------------------------------
STATE OF NEW YORK )
COUNTY OF NEW YORK )
		MICHAEL J. OKOLA, being duly sworn, deposes and says; that he is one of the persons who signed the foregoing Certificate; that he signed said Certificate of Amendment in the capacity set forth under his signature thereon; that he has read the foregoing Certificate of Amendment and knows that contents thereof; and the statements contained therein are true to his own knowledge.

						Michael J. Okola, Secretary
Sworn before me this
9th day of November, 1966.
Alan R. Geist
Notary Public


3.
CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
CHOCK FULL O'NUTS CORPORATION

Under Section 805 of the Business
Corporation Law

- - -------000000------







Alan R. Geist
Attorney-at-Law
425 Lexington Avenue
New York, New York


CERTIFICATE OF MERGER

OF

ACME NUT PRODUCTS, INC., CENTRAL NUT PRODUCTS, INC., CIRCLE NUT PRODUCTS, INC., COUNTY NUT PRODUCTS, INC., COURT NUT PRODUCTS, INC., EXCHANGE NUTS PRODUCTS, INC., FIFTY-FOURTH MADISON CORP., 532 CORP., 52 LEX CORP., 451 FULTON CORP., FULTON NUT PRODUCTS, INC., 1420-40 CORP, HOYT NUT PRODUCTS, INC., INERBOROUGH NUT PRODUCTS, INC., MADISON NUT PRODUCTS, INC., MODERN NUT PRODUCTS, INC., PARK CHOCK CORP., PEARL NUT PRODUCTS, INC., PERWAL REALTY CORP., RITZ NUT PRODUCTS, INC., SUPREME NUT PRODUCTS, INC., WALL NUT PRODUCTS, INC., W.B. CORP., WORTH NUT PRODUCTS, INC., 521 LEX CORP., PARK BROADWAY CORP., 300 MADISON CORP. AND 60 WEST 34TH ST. CORP.

INTO

CHOCK FULL O'NUTS CORPORATION
=============================

Under Section 905 of the Business
Corporation Law

- - ----------------------------------------

		Pursuant to the provisions of Section 905 of the Business Corporation Law, the undersigned hereby certify:

		FIRST: That the name of each of the subsidiary corporations is: ACME NUT PRODUCTS, INC., CENTRAL NUT PRODUCTS, INC., CIRCLE NUT PRODUCTS, INC., COUNTY NUT PRODUCTS, INC., COURT NUT PRODUCTS, INC.,
EXCHANGE NUT PRODUCTS, INC., FIFTY-FOURTH MADISON CORP., 532 CORP., 52 LEX CORP., 451 FULTON CORP., FULTON NUT PRODUCTS, INC., 1420-40 CORP., HOYT NUT PRODUCTS, INC., INTERBOROUGH NUT PRODUCTS, INC., MADISON NUT PRODUCTS, INC., MODERN NUT PRODUCTS, INC., PARK CHOCK CORP., PEARL NUT PRODUCTS, INC., PERWAL REALTY CORP., RITZ NUT PRODUCTS, INC., SUPREME NUT PRODUCTS, INC., WALL NUT PRODUCTS, INC., W.B. CORP., WORTH NUT PRODUCTS, INC.



1.
421 LEX CORP., PARK BROADWAY CORP., (formed under the name 152 WEST 34TH ST. CORP.,), 300 MADISON CORP., AND 60 WEST 34TH STREET, CORP., and the name of the surviving corporation is CHOCK FULL O'NUTS CORPORATION (formed under the name FEDERAL NUT CORPORATION.)

		SECOND: That the designation and number of outstanding shares of each class of each subsidiary corporation and the number of each class owned by the surviving corporation are as follows:

Name of Corporation        Number of        Designation      Number of
			   Shares           of Class         Shares Owned
			   Outstanding                       by Surviving
							     Corporation
_____________________       _________     ____________     ___________
Acme Nut Products, Inc.         5         Common Stock          5
					  $100 Par Value

Central Nut Products, Inc.      5         Common Stock          5
					  $100 Par Value

Circle Nut Products, Inc.       5         Common Stock          5
					  $100 Par Value

County Nut Products, Inc.       5         Common Stock          5
					  $100 Par Value

Court Nut Products, Inc.        5         Common Stock          5
					  $100 Par Value

Exchange Nut Products, Inc.     5         Common Stock          5
					  $100 Par Value

Fifty-Fourth Madison Corp.      5         Common Stock          5
					  No Par Value

532 Corp.                       5         Common Stock          5
					  No Par Value

52 Lex Corp.                    5         Common Stock          5
					  No Par value

451 Fulton Corp.                5         Common Stock          5
					  No Par Value

Fulton Nut Products, Inc.       5         Common Stock          5
					  $100 Par Value

1420-40 Corp.                   5         Common Stock           5
					  No Par Value

2.

Hoyt Nut Products, Inc.         5         Common Stock           5
					  No Par Value

Interborough Nut Products, Inc. 5         Common Stock           5
					  $100 Par Value

Madison Nut Products, Inc.      5         Common Stock           5
					  $100 Par Value

Modern Nut Products, Inc.       5         Common Stock           5
					  $100 Par Value

Park Chock Corp.                5         Common Stock           5
					  $100 Par Value

Pearl Nut Products, Inc.        5         Common Stock           5
					  $100 Par Value

Perwal Realty Corp.             5         Common Stock           5
					  $100 Par Value

Ritz Nut Products, Inc.         5         Common Stock           5
					  $100 Par Value

Supreme Nut Products, Inc.      5         Common Stock           5
					  $100 Par Value

Wall Nut Products, Inc.         5         Common Stock           5
					  $100 Par Value

W.B. Corp.                      5         Common Stock           5
					  No Par Value

Worth Nut Products, Inc.        5         Common Stock           5
					  No Par Value

521 Lex Corp.                   5         Common Stock           5
					  No Par Value

Park Broadway Corp.             5         Common Stock           5
					  No Par Value

300 Madison Corp.               5         Common Stock           5
					  No Par Value

60 West 34th St. Corp.          5         Common Stock           5
					  No Par Value

		THIRD:  The merger shall be effective on July 31, 1967.




3.


		FOURTH: That the date when the Certificate of Incorporation of each of said corporation was filed in the Office of the Department of State of New York, is as follows:

Name of Corporation                             Date of Incorporation
Chock Full o'Nuts Corporation                   November 7, 1932
Acme Nut Products, Inc.                         November 2, 1950
Central Nut Products, Inc.                      March 19, 1935
Circle Nut Products, Inc.                       September 17, 1934
County Nut Products, Inc.                       May 15, 1950
Court Nut Products, Inc.                        March 13, 1952
Exchange Nut Products, Inc.                     May 8, 1952
Fifty-fourth Madison Corp.                      October 24, 1957
532 Corp.                                       August 18, 1958
52 Lex Corp.                                    February 18, 1960
451 Fulton Corp.                                August 19, 1964
Fulton Nut Products, Inc.                       July 17, 1945
1420-40 Corp.                                   November 30, 1959
Hoyt Nut Products, Inc.                         June 11, 1958
Interborough Nut Products, Inc.                 November 17, 1932
Madison Nut Products, Inc.                      January 4, 1940
Modern Nut Products, Inc.                       March 25,1936
Park Chock Corp.                                November 12, 1959
Pearl Nut Products, Inc.                        November 2, 1958
Perwal Realty Corp.                             April 13, 1951
Ritz Nut Products, Inc.                         December 6, 1950
Supreme Nut Products, Inc.                      November 2, 1950
Wall Nut Products                               September 22, 1950
W.B. Corp.                                      November 24, 1958
Worth Nut Products, Inc.                        June 2, 1947
521 Lex Corp.                                   March 23, 1962
Park Broadway Corp.                             May 4, 1962
300 Madison Corp.                               June 8, 1962
60 West 34th St. Corp.                          July 5, 1962

		FIFTH:  That the merger was adopted by the Directors of the

surviving corporation.

		IN WITNESS WHEREOF, we hereunto sign our names and affirm

that the statements made herein are true under the penalties of perjury,

this 24th day of July, 1967.

CHOCK FULL O'NUTS CORPORATION

Gaylord M. LaMond, President
Michael J. Okola, Secretary


4.



CERTIFICATE OF MERGER

OF

ACME NUT PRODUCTS, INC., CENTRAL NUT PRODUCTS, INC., CIRCLE NUT PRODUCTS, INC., COUNTY NUT PRODUCTS, INC., COURT NUT PRODUCTS, INC., EXCHANGE NUTS PRODUCTS, INC., FIFTY-FOURTH MADISON CORP., 532 CORP., 52 LEX CORP., 451 FULTON CORP., FULTON NUT PRODUCTS, INC., 1420-40 CORP, HOYT NUT PRODUCTS, INC., INERBOROUGH NUT PRODUCTS, INC., MADISON NUT PRODUCTS, INC., MODERN NUT PRODUCTS, INC., PARK CHOCK CORP., PEARL NUT PRODUCTS, INC., PERWAL REALTY CORP., RITZ NUT PRODUCTS, INC., SUPREME NUT PRODUCTS, INC., WALL NUT PRODUCTS, INC., W.B. CORP., WORTH NUT PRODUCTS, INC., 521 LEX CORP., PARK BROADWAY CORP., 300 MADISON CORP. AND 60 WEST 34TH ST. CORP.

INTO

CHOCK FULL O'NUTS CORPORATION
=============================

Under Section 905 of the Business
Corporation Law

- - ----------------------------------------









Alan R. Geist
Attorney-at-Law
425 Lexington Avenue
New York, New York











5.
CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O'NUTS CORPORATION
____________

Under Section 805 of the Business Corporation Law
___________

	Pursuant to the provisions of Section 805 of the Business
Corporation Law, the undersigned Harry Giest and Stanley Cohen, being respectively President and Secretary of CHOCK FULL O'NUTS CORPORATION, hereby certify:

	FIRST: The name of the Corporation is Chock Full Corporation. The name under which the Corporation was formed is Federal Nut Co., Inc.

	SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on November 7, 1932.

	THIRD:    The Certificate of Incorporation of the Corporation is
hereby amended with respect to the number of directors of the Corporation. To effect such amendment, Article SIXTH of the Certificate of Incorporation of the Corporation,









1.



	as heretofore amended, relating to the number of directors of the Corporation, is hereby further amended to read as follows:

		   "SIXTH: The number of directors of the Corporation shall be determined in the manner prescribed by the by-laws. Directors need not be stockholders."

		FOURTH: The foregoing amendment of the Certificate of Incorporation of the Corporation was authorized by the vote of the holders of a majority of all outstanding shares of the Corporation entitled to vote on an amendment to the Certificate of Incorporation of the Corporation at a meeting of shareholders.

	IN WITNESS WHEREOF, this Certificate has been signed this 18th day of December, 1969.


						Harry Geist, President

						Stanley Cohen






2.


STATE OF NEW YORK  )
COUNTY OF NEW YORK )

	STANLEY COHEN, being duly sworn, deposes and says that he is Secretary of CHOCK FULL O'NUTS CORPORATION, the Corporation described in the foregoing Certificate, that he has read and signed said Certificate and that the statements contained therein are true.

						Stanley Cohen




Sworn to before me this
12th day of December 1969

Sheila Lynne, Notary Public









3.

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
CHOCK FULL O'NUTS CORPORATION
________________
Under Section 805 of the Business Corporation Law
________________


















4.





CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
CHOCK FULL O'NUTS CORPORATION
_______________
under Section 805 of the
Business Corporation Law
______________

Pursuant to the provisions of Section 805 of the Business Corporation Law, the undersigned, being the President and Secretary, respectively, of Chock Full o'Nuts Corporation, a New York corporation, hereby certify that:

	FIRST: The name of the corporation is Chock Full o'Nuts Corporation. The name under which the corporation was originally incorporated was Federal Nut Co., Inc.


	THIRD: the aggregate number of shares which the Corporation shall have authority to issue is 6,000,000 of Common Stock, par value $.25 per share.








1.




	FOURTH: The amendment of the Certificate of Incorporation was authorized by a vote of the holders of a majority of all outstanding shares entitled to vote on an amendment to the Certificate of Incorporation at a meeting of the shareholders.

	IN WITNESS WHEREOF, the undersigned have duly executed this Certificate this 10th day of January, 1975 and do hereby affirm that the statements contained herein are true under the penalties of perjury.


				Seymour Mindel, President

				Michael J. Okola, Secretary





















2.





CERTIFICATE OF AMENDMENT

OF
CERTIFICATE OF INCORPORATION
OF
CHOCK FULL O'NUTS CORPORATION

_________________

Under Section 805 of the
Business Corporation Law
__________________








PROSKAUER ROSE GOETZ & MENDELSOHN
COUNSELORS AT LAW
800 PARK AVENUE
NEW YORK, NEW YORK



3.





CERTIFICATE OF MERGER
OF
574 -5TH CORP.
INTO
CHOCK FULL O'NUTS CORPORATION
(Under Section 905 of the Business Corporation Law)
- - ------------------------------
	We, the undersigned, being the President and Secretary, respectively, of CHOCK FULL O'NUTS CORPORATION, the corporation named herein as the surviving corporation, pursuant to Section 905 of The Business Corporation Law of the State of New York, do hereby certify that:

	1. The Board of Directors has adopted a Plan of Merger setting forth the terms and conditions of merging 574 -5th Corp., the corporation named herein as the subsidiary corporation, into said surviving corporation.

	2. The name of the subsidiary corporation to be merged, the Certificate of Incorporation of which was filed by the Department of State on August 12, 1959, is 574 - 5th CORP.

	3. The mane of the surviving corporation, the Certificate of Incorporation of which was filed by the Department of State on November 7, 1932, is CHOCK FULL O'NUTS CORPORATION. The name which said corporation was formed is FEDERAL NUT CO., INC.


1.







	4. The designation and number of outstanding shares of each class of the subsidiary corporation, all of which shares are owned by the surviving corporation, as set forth in the Plan of Merger, are as follows:

						Number of outstanding
Designation                                     Shares
Common Stock, no par value                      5

	IN WITNESS WHEREOF, we have subscribed this Certificate of Merger this 6th day of May, 1980 and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true, complete and correct.


Benedict P. Cutrone, President
of the Surviving Corporation

William Cusumano, Secretary of
the Surviving Corporation





2.








CERTIFICATE OF MERGER

OF

574 - 5TH CORP.

INTO
	CHOCK FULL O' NUTS CORPORATION

(Under Section 905 of the Business Corporation Law)



















						 Dreyer & Traub
						 90 Park Avenue
						 New York, New York  10016











3.













CERTIFICATE OF MERGER

OF

CHOCK FULL O' NUTS CORPORATION

Under Section 805-A of the Business Corporation Law

- - -----------------

	FIRST:          The name of the Corporation is CHOCK FULL O' NUTS
CORPORATION. The name under which the corporation was originally incorporated was FEDERAL NUT CO. INC.

	SECOND:         The Certificate of Incorporation of the corporation
was filed by the Department of State on November 7, 1932. The Restated Certificate of Incorporation was filed by the Department of State on September 30, 1958.

	THIRD: The change in the Restated Certificate of Incorporation effected by this Certificate of Change is to change the post office address to which the Secretary of State of New York shall mail a copy of any process against the corporation served upon said Secretary of State.

	FOURTH: To accomplish the foregoing change, Article FOURTH of the Restated Certificate of Incorporation relating to the address to which a copy of any process served upon the Secretary of State shall be mailed is hereby stricken out in its entirety, and the following new Article FOURTH is substituted in lieu thereof:


					FOURTH: The office of the Corporation
shall be located in the Country of New York, City and State of New York. The Secretary of State of the State of New York is designated as the agent of the Corporation upon whom process in any action or proceeding against it may be served. The address to which the Secretary of State of the State of New York shall mail a copy of process in any action or proceeding against the Corporation which may be served upon his is 370 Lexington Avenue (11th Floor), New York, New York 10017.








1


	FIFTH:  The foregoing change was approved by the Board of Directors.

	IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

DATE:  December 17, 1981







						___________________________
						William Black, Chairman of
						the Board and President



						___________________________
						Howard Leitner, Secretary




























2





CERTIFICATE OF CHANGE

OF

CHOCK FULL O' NUTS CORPORATION

Under Section 805-A of the Business Corporation Law
























Dreyer & Traub
Att: Cyrus Gilbert Abbe, Esq.
90 Park Avenue
New York, New York  10016




CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O' NUTS CORPORATION

Under Section 805 of the Business Corporation Law



	Pursuant to the provisions of Section 805 of the Business Corporation Law, the undersigned, being the President and the Secretary, respectively, of Chock Full o'Nuts Corporation, New York Corporation, hereby certify that:

	FIRST: The name of the corporation is Chock Full o'Nuts Corporation. The name under which the corporation was originally incorporated was Federal Nut Co. Inc.

	SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State of the State of New York on November 7, 1932.

	THIRD: The amendment to the Certificate of Incorporation effected by this Certificate, which is the increase from 6,000,000 to 12,000,000 in the number of shares of Common Stock, par value $.25 per share, which the Corporation has authority to issue, is as follows:

	The first paragraph of Article THIRD of the Certificate of incorporation is hereby amended to read as follows:

		THIRD: The aggregate number of shares which the Corporation shall have authority to issue is 12,000,000 shares of Common Stock, par value $.25 per share.















1








	FOURTH: The amendment of the Certificate of Incorporation was authorized by a vote of the holders of a majority of all outstanding shares entitled to vote on an amendment to the Certificate of Incorporation at a meeting of the Shareholders.

	IN WITNESS WHEREOF, the undersigned have subscribed this Certificate this______ day of March 1984 and do hereby affirm that the statements contained herein are true under the penalty of perjury.



						__________________________
						Leon Pordy, MD, President




						__________________________
						Howard Leitner, Secretary





























2








CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O'NUTS CORPORATION

Under Section 805 of the Business Corporation Law















Dreyer & Traub
101 Park Avenue
New York, New York  10178



CERTIFICATE OF MERGER

OF

CHOCK FULL O'NUTS BAKERY CORP.

INTO

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation Law

	It is hereby certified, on behalf of each of the constituent corporations named above, as follows:

	FIRST: The name of the parent constituent corporation ("Parent Corporation")which is to be the surviving corporation, is Chock Full o'Nuts Corporation. The jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of State on November 7, 1932 under the name Federal Nut Co. Inc.

	SECOND: The name of the subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the parent corporation, Chock Full o'Nuts Bakery Corp. The jurisdiction of its incorporation is New Jersey and the date its certificate of incorporation was filed in New Jersey was April 24, 1962. A Certificate of Authority for the Subsidiary Corporation to transact business in the State of New York was filed with the Department of State on April 30, 1962.

	THIRD: The authorized capitalization of the Subsidiary Corporation consists of 200 shares of Common Stock of one class, of which 9 shares are now issued and outstanding and owned by the Parent Corporation. No shares of common stock are subject to change prior to the effective date of the merger.

	FOURTH: The Board of Directors of the Parent Corporation has duly adopted a Plan of Merger setting forth the terms and conditions of the merger.

	FIFTH: the effective date of the merger shall be upon the date of the filing of this Certificate with the Department of State.

	IN WITNESS WHEREOF, we have subscribed this Certificate on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

DATE:  July 31, 1985
	      Arthur R. Berman, President of Chock Full o'Nuts Corp. Howard Leitner, Secretary of Chock Full o'Nuts Corp.
	      Leon Pordy,President of Chock Full o'Nuts Bakery Corp. Howard M. Leitner,Secretary Chock Full o'Nuts Bakery Corp.





1

CERTIFICATE OF MERGER

OF

CHOCK FULL O'NUTS BAKERY CORP.

INTO

CHOCK FULL O' NUTS CORPORATION

(Under Section 905 of the Business Corporation Law)















						Dreyer & Traub
						101 Park Avenue
						New York, New York  10178-0071

























2

CERTIFICATE OF MERGER

OF

RHEINGOLD BREWERIES, INC.

INTO

CHOCK FULL O'NUTS CORPORATION

		It is hereby certifies, on behalf of each of the constituent corporations named above, as follows:

	FIRST:   The name of the parent constituent corporation ("Parent
Corporation"), which is to be the surviving corporation, is Chock Full o'Nuts Corporation. The jurisdiction of its incorporation is New York, November
7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the Subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the parent corporation, is Rheingold Breweries, Inc. The jurisdiction of its incorporation was filed in Delaware was March 1, 1974, under the name Rybeer Acquisition Corporation. A Certificate of Authority for the Subsidiary Corporation to transact business in the State of New York was filed with the Department of State on March 8, 1974.

	THIRD:   The authorized capitalization of the Subsidiary Corporation consists of 1,000 shares of Common Stock of one class, of which 100 shares are now issued and outstanding and owned by the Parent Corporation. No shares of common stock are subject to change prior to the effective date of the merger.

	FOURTH:   The Board of Directors of the Parent Corporation has duly
adopted a Plan of Merger setting forth the terms and conditions of the merger.

	FIFTH:    The effective date of the merger will be the date of the
filing of this Certificate with the Department of State.

      IN WITNESS WHEREOF, we have subscribed this Certificate on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

Date:  July 15, 1986
				Arthur Berman
				President of Chock Full o'Nuts Corp.
				Howard Leitner
				Secretary of Chock Full o'Nuts Corp.
				Leon Pordy, MD
				President of Rheingold Breweries, Inc.
				Howard Leitner
				Secretary of Rheingold Breweries, Inc.

1



CERTIFICATE OF MERGER

OF

RHEINGOLD BREWERIES. INC

INTO

CHOCK FULL O'NUTS CORPORATION

(Under Section 905 of the Business Corporation Law)



























Dreyer & Traub
101 Park Avenue
New York, New York  10178











2



CERTIFICATE OF MERGER

OF

SOLINCO, INC.

INTO

CHOCK FULL O'NUTS CORPORATION

(Under Section 905 of the Business Corporation Law)

	It is hereby certified, on behalf of each of the constituent corporations named above, as follows:

	FIRST: The name of the parent constituent corporation ("Parent Corporation"), which is to be the surviving corporation, is Chock Full o'Nuts Corporation. the jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of State on November 7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the Parent
Corporation, is Solinco, Inc. The jurisdiction of its incorporation is New York and the date its certificate of incorporation was filed by the Department of State was May 10, 1984, under the name Chock Inc. Acquisition, Inc.

	THIRD: The authorized capitalization of the Subsidiary Corporation consists of 1,000 shares of Common Stock of one class, of which 100 shares are now issued and outstanding owned by the Parent Corporation. No shares of common Stock are subject to change prior to the effective date of the merger.

	FOURTH: The Board of Directors of the Parent corporation has duly adopted a Plan of Merger setting forth the terms and conditions of the merger.

	FIFTH: The effective date of the merger shall be upon the date of the filing of this Certificate with the Department of State.

	IN WITNESS WHEREOF, we have subscribed this Certification on the date forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

Date:  July 15, 1986            Arthur Berman
				President of Chock Full o'Nuts Corporation
				Howard Leitner
				Secretary of Chock Full o'Nuts Corporation
				Leon Pordy, MD
				President of Solinco, Inc.
				Howard Leitner
				Secretary of Solinco, Inc.



1


CERTIFICATE OF MERGER

OF

SOLINCO, INC.

INTO

CHOCK FULL O'NUTS CORPORATION

(Under Section 905 of the Business Corporation Law)






















						Dreyer & Traub
						101 Park Avenue
						New York, New York  10178
















2



CERTIFICATE OF MERGER

OF

CHOCK FULL O'NUTS COFFEE CORPORATION

INTO

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation

	It is hereby certified, on behalf of each of the constituent domestic corporation named above, as follows:

	FIRST: The name of the parent constituent corporation ("Parent Corporation"), which is to be the surviving corporation, is Chock Full o'Nuts Corporation. the jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of State on November 7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the Subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the Parent Corporation is Chock Full o'Nuts Coffee Corporation. The jurisdiction of its incorporation is New York and its certificate of incorporation was filed by the Department of State on November 9, 1949 under the name Sol Cafe Products, Inc.

	THIRD: The authorized capitalization of the Subsidiary Corporation consist of 55,000 shares of Class A Common Stock, of which 42,000 shares are now issued and outstanding and owned by the Parent Corporation, and 20,000 Class B Common Stock, none of which is now issued and outstanding. No shares of Common Stock of either class are subject to change prior to the effective date of the merger.

	FOURTH: The Board of Directors of the Parent Corporation had duly adopted a plan of merger setting forth the terms and conditions of the merger.

	FIFTH: The effective date of the merger shall be the date of the filing of this Certificate with the Department of State.

	IN WITNESS WHEREOF, we have subscribed this Certificate on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

July 15, 1986
	Arthur Berman,      President of Chock Full o'Nuts Corporation
	Howard Leitner,     Secretary of Chock Full o'Nuts Corporation
	Leon Pordy, MD,     President of Chock Full o'Nuts Coffee Corp.
	Howard  Leitner,    Secretary of Chock Full o'Nuts Coffee Corp.



1





CERTIFICATE OF MERGER

OF

CHOCK FULL O'NUTS COFFEE CORPORATION

INTO

CHOCK FULL O' NUTS CORPORATION

(Under Section 905 of the Business Corporation Law)



















						   Dreyer & Traub
						   101 Park Avenue
						   New York, New York  10178
















2


CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O'NUTS CORPORATION

(Under Section 805 of the Business Corporation)





	We are undersigned, being the President and Secretary of Chock Full o'Nuts Corporation (hereinafter the "Corporation") pursuant to Section 805 of the Business Corporation Law of the State of New York, do hereby certify:

	FIRST: The name of the Corporation is Chock Full o'Nuts Corporation. The name under which the Corporation was formed was Federal Nut Co., Inc.

	SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on November 7, 1932.

	THIRD:  The changes in the      certificate of Incorporation effected
by this Certificate of Amendment are:

	(a) to increase from 12,000,000 to 50,000,000 the number of shares of Common Stock, par value $.25 per share, which the Corporation has authority to issue.

	(b) provide for a classified Board of Direction of the Corporation divided into three classes; and

	(c) to provide for indemnification of directors and officers of the Corporation to the fullest extend allowed under New York law.

	FOURTH: To accomplish the foregoing changes, thE certificate of Incorporation of the Corporation, as now full force and effect, is hereby amended, as authorized by Section 801 of the Business Corporation Law, as follows:

	(a) The first paragraph of Article THIRD of the certificate of Incorporation, relating to the Corporation authorized capitalization, is hereby amended to read as follows:





1
	THIRD: The aggregate number of shares which the Corporation shall have authority to issued is 50,000,000 shares of Common Stock, par value $.25 per share.

(b) Article SIXTH of the Certificate of Incorporation relating to the composition of the Corporations Board of Directors, is hereby stricken out in its entirety, and the following new Article SIXTH is substituted in lieu thereof.

	SIXTH: (1) The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not fewer than nine or more than twenty-seven directors, the exact number of directors to be determined form time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 1986 annual meeting of stockholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term. At each succeeding annual meeting of stockholders beginning at the 1987 annual meeting, successors to the class of directors whose term expires at the annual meeting shall be elected for a three-year term. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject however, to prior death, resignation, retirement, disqualification or removal from office. If the number of directors is changed, any increases or decreases shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal possible.

	(2) Newly created directorship resulting from any increase in the authorized number of directors or vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause shall be filled only by a majority of the remaining directors then in office, even if less than a quorum or by the sole remaining director. Directors elected to full vacancies shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor shall be elected and shall qualify. The directors of any class of directors of the Corporation may be removed by the Stockholders only for cause by the affirmative vote of the holders of at least a majority of the voting power of all outstanding voting stock.

	(3) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right to vote separately by class or series to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation

2
applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article SIXTH unless expressly provided by such terms.

	(4) Wherever the term "Board of Directors" is used in this Certificate of Incorporation, such term shall mean the Board of Directors of the Corporation; provided, however, that to the extant any committee of directors of the Corporation is lawfully entitled to exercise the powers of the Board of Directors, such committee may exercise any right or authority of the Board of Directors under this Certificate of Incorporation.

	(5) Notwithstanding any other provision of this Certificate of Incorporation or the by-laws of this Corporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by Law, this Certificate, the by-laws of the Corporation or otherwise), the affirmative vote of the holders of at least seventy-five (75%) of the voting power of all outstanding voting stock shall be required to adopt any provision inconsistent with, or to amend or repeal, Paragraphs 1, 2, or 5 of this Article SIXTH.


(c) Section 9 of Article ELEVENTH of the Certificate of Incorporation, relating to indemnification of officers and directors of the Corporation, is hereby amended to read as follows:

	(9)  The Corporation shall, to the fullest extant permitted by
Article 7 of the Business Corporation Law of the State of New York, as the same may be amended and supplemented, indemnify any person who is or was made or threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil criminal, administrative or investigative, including an action by or in the right of the Corporation, by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation is serving, has served or has agreed to serve in any capacity at the request of the Corporation, by reason of the fact that he, his testator or interstate, is or was or has agreed to become a director of officer of the Corporation, or is or was serving or has agreed to serve such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid or to be paid in settlement, excise taxes or penalties, and costs, charges and expenses, including attorneys' feeds, incurred in connection with such action or proceeding or any appeal therein. The Corporation may indemnify any person to whom the Corporation is permitted to provide indemnification or the advancement of expenses by applicable law, whether pursuant to rights granted pursuant to, or provided by, the New York Business Corporation Law or other rights created by (I)a




3


resolution of stockholders, (II) a resolution of the Board of Directors or
(III) an agreement providing for such indemnification; it being expressly intended that this Certificate of Incorporation authorize the creation of other rights in any such manner. The right to be indemnified and to the reimbursement or advancement of expenses incurred in defending a proceeding in advance of its final disposition conferred thereunder shall not be exclusive of any other rights which any person may have or hereafter acquire."


	FIFTH: The foregoing amendments to the Certificate of Incorporation was authorized by vote of the board of directors followed by the vote of the holder of a majority of all outstanding shares of Corporation at a duly constituted meeting of shareholders.

	IN WITNESS WHEREOF, we have subscribed this Certificate this 23rd day of February ,1987.


					     Howard Leitner, President

					     Martin Cullen, Secretary






























4





STATE OF NEW YORK    )

COUNTY OF NEW YORK   )


		Howard M. Leitner, being duly sworn deposes and says that he is the President of Chock Full o'Nuts Corporation, the Corporation described in the foregoing Certificate that he has read and signed said Certificate and that the statements contained therein are true.


							Howard M. Leitner






Sworn to before me this
23rd day of February, 1987.


Notary Public





























5







STATE OF NEW YORK   )

COUNTRY OF NEW YORK )






	Martin Cullen, being duly sworn deposes and says that he is the Secretary of Chock Full o'Nuts Corporation, the Corporation described in the foregoing Certificate, that he has read and signed said Certificate and that the statements therein are true.


							Martin Cullen

Notary Public







CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O'NUTS CORPORATION

(Under Section 805 of the Business Corporation Law)


















Dreyer & Traub
101 Park Avenue
New York, New York  10178




CERTIFICATE OF MERGER

OF PACIFIC NUT PRODUCTS, INC.

INTO

CHOCK FULL O'NUTS CORPORATION

(Under Section 905 of the Business Corporation Law)


	It is hereby certified, on behalf of each of the constituent domestic corporation named above, as follows:

	FIRST:   The name of the parent constituent corporation ("Parent
Corporation"), which is to be the surviving corporation, is Chock Full o'Nuts Corporation. The jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of State on November 7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the Parent
Corporation, is Pacific Nut Products, Inc. The Jurisdiction of its incorporation is New York and the date its certificate of incorporation was filed by the Department of State was September 29, 1934.

	THIRD:   The authorized capitalization of the Subsidiary Corporation consists of 200 shares of Common Stock of one class, of which 50 shares are now issued and outstanding and owned by the Parent Corporation. No shares of common stock are subject to change prior to the effective date of the merger.

	FOURTH: The Board of Directors of the Parent Corporation has duly adopted a Plan of Merger setting.

	FIFTH:   The effective date of the merger shall be upon the date of filing of this Certificate with the Department of State.

	IN WITNESS WHEREOF, we have subscribed this Certificate on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

Date July 22, 1997
			     Leon Pordy, M.D.,Chairman of the Board
			     of Chock Full O'Nuts Corporation
			     Martin Cullen
			     President of Pacific Nut Products, Inc.
			     Leon Pordy, M.D.
			     President of Pacific Nuts Products, Inc.
			     Howard M. Leitner
			     Secretary of Pacific Nut Products, Inc.



1

VERIFICATION


STATE OF NEW YORK   )

COUNTY OF NEW YORK  )


	Martin Cullen, being duly sworn, deposes and says that he is one of the persons who signed the foregoing certificate of merger on behalf of the corporation named therein as the surviving corporation; that he signed said certificate in the capacity set opposite or beneath his signature thereon; that he has read the foregoing certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.


						Martin Cullen, Secretary


Subscribed and sworn to
before me on July 22, 1987

Audrey Jane Ruppel
Notary Public


























2




CERTIFICATE OF MERGER

OF

PACIFIC NUT PRODUCTS, INC.

INTO:

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation Law



















Dreyer & Traub
101 Park Avenue
New York, New York  10178










CERTIFICATE OF MERGER

OF

COMANCHE PROPERTIES, INC.

INTO

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation Law

	It is hereby certified, on behalf of each of the constituent domestic corporation named above, as follows:

	FIRST: The name of the parent constituent corporation ("Parent Corporation"), which is to be the surviving corporation, is Chock Full O'Nuts Corporation. The jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of State on November 7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the Parent
Corporation, is Comanche Properties, Inc. The Jurisdiction of its incorporation is New York and the date its certificate of incorporation was filed by the department of State was July 24, 1964.

	THIRD: The authorized capitalization of the Subsidiary Corporation consist of 200 shares of Common Stock of one class, of which 200 shares are now issued and outstanding and owned by the Parent Corporation. No shares of common stock are subject to change prior to the effective date of the merger.

	FOURTH: The Board of Directors of the Parent Corporation has duly adopted a Plan of Merger setting forth the terms and conditions of the merger.

	FIFTH: The effective date of the merger shall be upon the date of the filing of this certificate with the Department of State.

	IN WITNESS WHEREOF, we have subscribed this Certification on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

DATE: July 22, 1987             Leon Pordy, M.D., Chairman of the Board
				of Chock Full o'Nuts Corporation
				Martin Cullen
				Secretary of Chock Full o'Nuts Corporation
				Leon Pordy, M.D.,
				President of Comanche Properties, Inc.
				Howard Leitner
				Secretary of Comanche Properties, Inc.



1

VERIFICATION


STATE OF NEW YORK   )

COUNTY OF NEW YORK  )




	Martin Cullen, being duly sworn, deposes and says that he is one of the persons who signed the foregoing certificate of merger on behalf of the corporation named therein as the surviving corporation; that he signed said certificate in the capacity set opposite or beneath his signature thereon; that he has read the foregoing certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.

						Martin Cullen, Secretary



Subscribed and sworn to
before me on July 22, 1987

Audrey Jane Ruppel
Notary Public
























2




CERTIFICATE OF MERGER

OF

COMMANCHE PROPERTIES, INC.

INTO

CHOCK FULL O' NUTS CORPORATION

Under Section 905 of the Business Corporation Law


















Dreyer & Traub
101 Park Avenue
New York, New York  10178




CERTIFICATE OF MERGER

OF

PEERLESS ADVERTISING INC.

INTO

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation Law

	It is hereby certified, on behalf of each of the constituent domestic corporation named above, as follows:

	FIRST: The name of the parent constituent corporation ("Parent Corporation"), which is to be the surviving corporation, is Chock Full O'Nuts Corporation. The jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of State on November 7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the Parent
Corporation, is Peerless Advertising, Inc. The Jurisdiction of its incorporation is New York and the date its certificate of incorporation was filed by the department of State was April 20, 1961.

	THIRD: The authorized capitalization of the Subsidiary Corporation consist of 100 shares of Common Stock of one class, of which 5 shares are now issued and outstanding and owned by the Parent Corporation. No shares of common stock are subject to change prior to the effective date of the merger.

	FOURTH: The Board of Directors of the Parent Corporation has duly adopted a Plan of Merger setting forth the terms and conditions of the merger.

	FIFTH: The effective date of the merger shall be upon the date of the filing of this certificate with the Department of State.

	IN WITNESS WHEREOF, we have subscribed this Certification on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

DATE: July 22, 1987
				Leon Pordy, M.D., Chairman of the Board
				of Chock Full o'Nuts Corporation
				Martin Cullen
				Secretary of Chock Full o'Nuts Corporation
				Leon Pordy, M.D.,
				President of Peerless Advertising, Inc.
				Howard Leitner
				Secretary of Peerless Advertising, Inc.



1


VERIFICATION


STATE OF NEW YORK   )

COUNTY OF NEW YORK  )




	Martin Cullen, being duly sworn, deposes and says that he is one of the persons who signed the foregoing certificate of merger on behalf of the corporation named therein as the surviving corporation; that he signed said certificate in the capacity set opposite or beneath his signature thereon; that he has read the foregoing certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.

						Martin Cullen, Secretary



Subscribed and sworn to
before me on July 22, 1987

Audrey Jane Ruppel
Notary Public























2




CERTIFICATE OF MERGER

OF

PEERLESS ADVERTISING, INC.

INTO

CHOCK FULL O' NUTS CORPORATION

Under Section 905 of the Business Corporation Law


















Dreyer & Traub
101 Park Avenue
New York, New York  10178








CERTIFICATE OF MERGER

OF

PARK NUT PRODUCTS CORP.

INTO

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation Law

	It is hereby certified, on behalf of each of the constituent domestic corporation named above, as follows:

	FIRST: The name of the parent constituent corporation ("Parent Corporation"), which is to be the surviving corporation, is Chock Full O'Nuts Corporation. The jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of State on November 7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the Parent
Corporation, is Park Nut Product Corp. The Jurisdiction of its incorporation is New York and the date its certificate of incorporation was filed by the department of State was November 24, 1972.

	THIRD: The authorized capitalization of the Subsidiary Corporation consist of 100 shares of Common Stock of one class, of which 1 shares are now issued and outstanding and owned by the Parent Corporation. No shares of common stock are subject to change prior to the effective date of the merger.

	FOURTH: The Board of Directors of the Parent Corporation has duly adopted a Plan of Merger setting forth the terms and conditions of the merger.

	FIFTH: The effective date of the merger shall be upon the date of the filing of this certificate with the Department of State.

	IN WITNESS WHEREOF, we have subscribed this Certification on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

DATE: July 22, 1987             Leon Pordy, M.D., Chairman of the Board
				of Chock Full o'Nuts Corporation
				Martin Cullen
				Secretary of Chock Full o'Nuts Corporation
				Leon Pordy, M.D.,
				President of Park Nut Products Corp.
				Howard Leitner
				Secretary of Park Nut Products Corp.




1

VERIFICATION


STATE OF NEW YORK   )

COUNTY OF NEW YORK  )




	Martin Cullen, being duly sworn, deposes and says that he is one of the persons who signed the foregoing certificate of merger on behalf of the corporation named therein as the surviving corporation; that he signed said certificate in the capacity set opposite or beneath his signature thereon; that he has read the foregoing certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.

						Martin Cullen, Secretary



Subscribed and sworn to
before me on July 22, 1987

Audrey Jane Ruppel
Notary Public

























2




CERTIFICATE OF MERGER

OF

PARK NUT PRODUCTS, INC.

INTO

CHOCK FULL O' NUTS CORPORATION

Under Section 905 of the Business Corporation Law


















Dreyer & Traub
101 Park Avenue
New York, New York  10178




CERTIFICATE OF MERGER

OF

HARRISON FOODS, INC.

INTO

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation Law

	It is hereby certified, on behalf of each of the constituent domestic corporation named above, as follows:

	FIRST: The name of the parent constituent corporation ("Parent Corporation"), which is to be the surviving corporation, is Chock Full O'Nuts Corporation. The jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of State on November 7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the Parent
Corporation, is Harrison Foods, Inc. The Jurisdiction of its incorporation is New Jersey and the date its certificate of incorporation was in New Jersey was April 17, 1947.

	THIRD: The authorized capitalization of the Subsidiary Corporation consist of 200 shares of Common Stock of one class, of which five shares are now issued and outstanding and owned by the Parent Corporation. No shares of common stock are subject to change prior to the effective date of the merger.

	FOURTH: The Board of Directors of the Parent Corporation has duly adopted a Plan of Merger setting forth the terms and conditions of the merger.

	FIFTH: The effective date of the merger shall be upon the date of the filing of this certificate with the Department of State.

	IN WITNESS WHEREOF, we have subscribed this Certification on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

DATE: July 22, 1987             Leon Pordy, M.D., Chairman of the Board
				of Chock Full o'Nuts Corporation
				Martin Cullen
				Secretary of Chock Full o'Nuts Corporation
				Leon Pordy, M.D.,
				President of Harrison Foods, Inc.
				Howard Leitner
				Secretary of Harrison Foods, Inc.





1


CERTIFICATE OF MERGER

OF

HARRISON FOODS, INC.

INTO

CHOCK FULL O' NUTS CORPORATION

Under Section 905 of the Business Corporation Law


















Dreyer & Traub
101 Park Avenue
New York, New York  10178




















2


CERTIFICATE OF MERGER

OF

BROAD ESSEX, INC.

INTO

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation Law

	It is hereby certified, on behalf of each of the constituent domestic corporation named above, as follows:

	FIRST: The name of the parent constituent corporation ("Parent Corporation"), which is to be the surviving corporation, is Chock Full O'Nuts Corporation. The jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of State on November 7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the Parent
Corporation, is Broad Essex, Inc. The Jurisdiction of its incorporation is New Jersey and the date its certificate of incorporation was in New Jersey was April 17, 1963.

	THIRD: The authorized capitalization of the Subsidiary Corporation consist of 200 shares of Common Stock of one class, of which ten shares are now issued and outstanding and owned by the Parent Corporation. No shares of common stock are subject to change prior to the effective date of the merger.

	FOURTH: The Board of Directors of the Parent Corporation has duly adopted a Plan of Merger setting forth the terms and conditions of the merger.

	FIFTH: The effective date of the merger shall be upon the date of the filing of this certificate with the Department of State.

	IN WITNESS WHEREOF, we have subscribed this Certification on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

DATE: July 22, 1987
				Leon Pordy, M.D., Chairman of the Board
				of Chock Full o'Nuts Corporation
				Martin Cullen
				Secretary of Chock Full o'Nuts Corporation
				Leon Pordy, M.D.,
				President of Broad Essex, Inc.
				Howard Leitner
				Secretary of Broad Essex, Inc.



1


CERTIFICATE OF MERGER

OF

BROAD ESSEX, INC.

INTO

CHOCK FULL O' NUTS CORPORATION

Under Section 905 of the Business Corporation Law


















Dreyer & Traub
101 Park Avenue
New York, New York  10178















2




CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O'NUTS CORPORATION

Under Section 805 of the Business Corporation Law

	It is hereby certified that:

	FIRST:  The name of the Corporation is Chock Full o'Nuts Corporation.

	SECOND: The Certificate of incorporation of the corporation was filed by the Department of State on November 7, 1932, under the original name of Federal Nut Co., Inc.

	THIRD: The amendment of the certificate of incorporation of the corporation effected by this certificate of amendment is as follows:

	To add to the certificate of incorporation a new Article TWELFTH containing a provision limiting or eliminating in certain circumstances the potential monetary liability of directors to the corporation or its stockholders by reason of their conduct as directors.

	FOURTH: To accomplish the foregoing amendment, a new Article TWELFTH of the certificate of incorporation of the corporation is hereby added to read as follows:

	TWELFTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for any breach of duty in such capacity, except for the liability of any director, if a judge or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or that his acts violated section 719 of the New York Business Corporation Law.

	FIFTH: The foregoing amendment was authorized by the Board of Directors of the Corporation, followed by its adoption by a favorable vote of a majority of the stockholders of record of the corporation at a duly called and held meeting of stockholders.

	IN WITNESS WHEREOF, we have subscribed this document as of September 2, 1988, and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true and correct.

						Howard Leitner, President

						Martin Cullen, Secretary



1





CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

CHOCK FULL O' NUTS CORPORATION

Under Section 805 of the Business Corporation Law


















Dreyer & Traub
101 Park Avenue
New York, New York  10178


















2


CERTIFICATE OF MERGER

OF

ERNEST SINGHOFEN & CO., INC.

INTO

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation Law

	It is hereby certified, on behalf of each of the constituent domestic corporation named above, as follows:

	FIRST: The name of the parent constituent corporation ("Parent Corporation"), which is to be the surviving corporation, is Chock Full O'Nuts Corporation. The jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of State on November 7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the Parent
Corporation, is Ernest Singhofen Co., Inc. The Jurisdiction of its incorporation is New York and the date its certificate of incorporation was filed by the Department of State was October 25, 1948 under the name of Charles F. Slover & Co., Inc.

	THIRD: The authorized capitalization of the Subsidiary Corporation consist of 250 shares of Common Stock of one class, of which 112 shares are now issued and outstanding and owned by the Parent Corporation. No shares of common stock are subject to change prior to the effective date of the merger.

	FOURTH: The Board of Directors of the Parent Corporation has duly adopted a Plan of Merger setting forth the terms and conditions of the merger.

	FIFTH:  The effective date of the merger shall be July 29, 1989.

	IN WITNESS WHEREOF, we have subscribed this Certification on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

DATE: July 7, 1989              Leon Pordy, M.D., Chairman of the Board
				of Chock Full o'Nuts Corporation
				Martin Cullen
				Secretary of Chock Full o'Nuts Corporation
				Leon Pordy, M.D.,
				Chairman of the Board of Ernest & Singhofen &
				Co., Inc.
				Martin Cullen
				Secretary of Ernest & Singhofen & Co., Inc.



1









CERTIFICATE OF MERGER

OF

ERNEST SINGHOFEN & CO., INC.

INTO

CHOCK FULL O' NUTS CORPORATION

Under Section 905

of the

 Business Corporation Law


















Dreyer & Traub
101 Park Avenue
New York, New York  10178









2

CERTIFICATE OF MERGER

OF

MULTI-DATA SERVICES, INC.

INTO

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation Law

	It is hereby certified, on behalf of each of the constituent domestic corporation named above, as follows:

	FIRST: The name of the parent constituent corporation ("Parent Corporation"), which is to be the surviving corporation, is Chock Full O'Nuts Corporation. The jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of State on November 7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the Parent
Corporation, is Multi-Data Services, Inc. The Jurisdiction of its incorporation is New Jersey and the date its certificate of incorporation was in New Jersey was March 20, 1975. No application for authority to transact business in the State of new York has been filed.

	THIRD: The authorized capitalization of the Subsidiary Corporation consist of 1000 shares of Common Stock of one class. of which one share are now issued and outstanding and owned by the Parent Corporation. No shares of common stock are subject to change prior to the effective date of the merger.

	FOURTH: The Board of Directors of the Parent Corporation has duly adopted a Plan of Merger setting forth the terms and conditions of the merger.

	FIFTH:  The effective date of the merger shall be July 11, 1989.

	IN WITNESS WHEREOF, we have subscribed this Certification on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

DATE: July 28, 1989
			     Leon Pordy, M.D., Chairman of the Board
			     of Chock Full o'Nuts Corporation
			     Martin Cullen
			     Secretary of Chock Full o'Nuts Corporation
			     Leon Pordy, M.D.,
			     Chairman of the Board of Mult-Data Services Inc.
			     Martin Cullen
			     Secretary of Multi-Data Services, Inc.

1


CERTIFICATE OF MERGER

OF

MULTI-DATA SERVICES, INC.

INTO

CHOCK FULL O' NUTS CORPORATION

Under Section 905 of the Business Corporation Law


















Dreyer & Traub
101 Park Avenue
New York, New York  10178




















2




CERTIFICATE OF MERGER

OF

LA TOURAINE COFFEE COMPANY, INC.

INTO

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation Law

	It is hereby certified, on behalf of each of the constituent domestic corporation named above, as follows:

	FIRST: The name of the parent constituent corporation ("Parent Corporation"), which is to be the surviving corporation, is Chock Full O'Nuts Corporation. The jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of State on November 7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the Parent Corporation, is La Touriane Coffee Company, Inc. The Jurisdiction of its incorporation is Massachusetts and the date its certificate of incorporation was in Massachusetts was November 29, 1974. An application for authority to transact business in the State of New York was filed on December 12, 1974.

	THIRD: The authorized capitalization of the Subsidiary Corporation consist of 12,500 shares of Common Stock of one class, of which 100 shares are now issued and outstanding and owned by the Parent Corporation. No shares of common stock are subject to change prior to the effective date of the merger.

	FOURTH: The Board of Directors of the Parent Corporation has duly adopted a Plan of Merger setting forth the terms and conditions of the merger.

	FIFTH:  The effective date of the merger shall be July 31, 1989.

	IN WITNESS WHEREOF, we have subscribed this Certification on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

DATE: July 28, 1989

Leon Pordy, M.D., Chairman of the Board
of Chock Full o'Nuts Corporation

Martin Cullen
Secretary of Chock Full o'Nuts Corporation

Leon Pordy, M.D.,
Chairman of the Board of La Touraine Coffee Company, Inc.

Martin Cullen
Secretary of La Touraine Coffee Company, Inc.




1

CERTIFICATE OF MERGER

OF

LA TOURAINE COFFEE COMPANY, INC.

INTO

CHOCK FULL O' NUTS CORPORATION

Under Section 905 of the Business Corporation Law


















Dreyer & Traub
101 Park Avenue
New York, New York  10178


















2





CERTIFICATE OF MERGER

OF

GREENWICH MILLS COMPANY
(a Florida Corporation)

INTO

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation Law

	It is hereby certified, on behalf of each of the constituent domestic corporation named above, as follows:

	FIRST: The name of the parent constituent corporation ("Parent Corporation"), which is to be the surviving corporation, is Chock Full O'Nuts Corporation. The jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of Sate on November 7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the Parent
Corporation, is Greenwich Mills Company. The Jurisdiction of its incorporation is Florida and the date its certificate of incorporation was in Florida was April 21, 1969 under the name Hill Stephens Coffee company. No application for authority to transact business in the State of New York has been filed.

	THIRD: The authorized capitalization of the Subsidiary Corporation consist of 6,500 shares of Common Stock of one class, of which 500 shares are now issued and outstanding and owned by the Parent Corporation. No shares of common stock are subject to change prior to the effective date of the merger.

	FOURTH: The Board of Directors of the Parent Corporation has duly adopted a Plan of Merger setting forth the terms and conditions of the merger.


	FIFTH:  The effective date of the merger shall be July 31, 1989.

	IN WITNESS WHEREOF, we have subscribed this Certification on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

DATE: July 28, 1989

				Leon Pordy, M.D., Chairman of the Board
				of Chock Full o'Nuts Corporation

				Martin Cullen
				Secretary of Chock Full o'Nuts Corporation

				Leon Pordy, M.D.,
				Chairman of the Board Greenwich Mills Company

				Martin Cullen
				Secretary of Greenwich Mills Company




1



CERTIFICATE OF MERGER

OF

GREENWICH MILLS COMPANY
(A FLORIDA CORPORATION)

INTO

CHOCK FULL O' NUTS CORPORATION

Under Section 905 of the Business Corporation Law


















Dreyer & Traub
101 Park Avenue
New York, New York  10178



















2



CERTIFICATE OF MERGER

OF

GREENWICH MILLS COMPANY
(a North Carolina Corporation)

INTO

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation Law

	It is hereby certified, on behalf of each of the constituent domestic corporation named above, as follows:

	FIRST: The name of the parent constituent corporation ("Parent Corporation"), which is to be the surviving corporation, is Chock Full O'Nuts Corporation. The jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of State on November 7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the Parent
Corporation, is Greenwich Mills Company. The Jurisdiction of its incorporation is North Carolina the date its certificate of incorporation was in North Carolina was October 25, 1984. No application for authority to transact business in the State of New York has been filed.

	THIRD: The authorized capitalization of the Subsidiary Corporation consist of 100,000 shares of Common Stock of one class, of which 100 shares are now issued and outstanding and owned by the Parent Corporation. No shares of common stock are subject to change prior to the effective date of the merger.

	FOURTH: The Board of Directors of the Parent Corporation has duly adopted a Plan of Merger setting forth the terms and conditions of the merger.

	FIFTH:  The effective date of the merger shall be July 31, 1989.

	IN WITNESS WHEREOF, we have subscribed this Certification on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

DATE: July 28, 1989
				Leon Pordy, M.D., Chairman of the Board
				of Chock Full o'Nuts Corporation
				Martin Cullen
				Secretary of Chock Full o'Nuts Corporation
				Leon Pordy, M.D.,
				Chairman of the Board Greenwich Mills Company
				Martin Cullen
				Secretary of Greenwich Mills Company




1



CERTIFICATE OF MERGER

OF

GREENWICH MILLS COMPANY
(A NORTH CAROLINA CORPORATION)

INTO

CHOCK FULL O' NUTS CORPORATION

Under Section 905 of the Business Corporation Law


















Dreyer & Traub
101 Park Avenue
New York, New York  10178



















2



CERTIFICATE OF MERGER

OF


GREENWICH MILLS COMPANY


INTO

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation Law

	It is hereby certified, on behalf of each of the constituent domestic corporation named above, as follows:

	FIRST: The name of the parent constituent corporation ("Parent Corporation"), which is to be the surviving corporation, is Chock Full O'Nuts Corporation. The jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of Sate on November 7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the subsidiary constituent corporation ("Subsidiary Corporation"), which is being merged into the Parent Corporation, is Greenwich Mills Company. The Jurisdiction of its incorporation is New York and the date its certificate of incorporation was filed by the Department of State was February 24, 1912.

	THIRD: The authorized capitalization of the Subsidiary Corporation consist of 10,000 shares of Common Stock of one class, of which 5,911 shares are now issued and outstanding and owned by the Parent Corporation. No shares of common stock are subject to change prior to the effective date of the merger.

	FOURTH: The Board of Directors of the Parent Corporation has duly adopted a Plan of Merger setting forth the terms and conditions of the merger.

	FIFTH:  The effective date of the merger shall be July 30, 1989.

	IN WITNESS WHEREOF, we have subscribed this Certification on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

DATE: July 26, 1989
				Leon Pordy, M.D., Chairman of the Board
				of Chock Full o'Nuts Corporation
				Martin Cullen
				Secretary of Chock Full o'Nuts Corporation
				Leon Pordy, M.D.,
				Chairman of the Board Greenwich Mills Company
				Martin Cullen
				Secretary of Greenwich Mills Company





							1




CERTIFICATE OF MERGER

OF

GREENWICH MILLS COMPANY

INTO

CHOCK FULL O' NUTS CORPORATION

Under Section 905 of the Business Corporation Law


















Dreyer & Traub
101 Park Avenue
New York, New York  10178





















2


CERTIFICATE OF MERGER

OF

NATHOR COFFEE CO., INC.


AND

A.L. RANSOHOFF CORP., INC.

INTO

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation Law

	It is hereby certified, on behalf of each of the constituent domestic corporation named above, as follows:

	FIRST: The name of the parent constituent corporation ("Parent Corporation"), which is to be the surviving corporation, is Chock Full O'Nuts Corporation. The jurisdiction of its incorporation is New York, and its certificate of incorporation was filed by the Department of State on November 7, 1932 under the name Federal Nut Co., Inc.

	SECOND: The name of the subsidiary constituent corporation ("First Subsidiary Corporation"), which is being merged into the Parent Corporation, is Nathor Coffee Roasting Corp. The Jurisdiction of its incorporation is New York and the date its certificate of incorporation was filed by the Department of State was March 26, 1936.

	THIRD: The authorized capitalization of the first Subsidiary Corporation consist of 150 shares of Class A Common Stock, 100 shares of Class B Common Stock and 100 shares of Preferred Stock, of which 150, 60 and 100 shares, respectively, are now issued and outstanding and owned by the Parent Corporation. No shares are subject to change prior to the effective date of merger.

	FOURTH: The name of the second subsidiary constituent corporation ("Second Subsidiary Corporation"), which is being merged into the Parent corporation, is A.L. Ransohoff Co., Inc. The jurisdiction of its incorporation is New York and the date its certificate of incorporation was filed by the Department of State was November 20, 1939.

	FIFTH: The authorized capitalization of the Second Subsidiary corporation consists of 2,000 shares of Common Stock and 100 shares of Preferred Stock, of which 2,000 and 100 shares, respectively, are now issued and outstanding and owned by the Parent corporation. No shares of capital stock are subject to change prior to the effective date of the merger.

	SIXTH: The Board of Directors of the Parent Corporation has duly adopted a Plan of Merger setting forth the terms and conditions of merger.






1




	SEVENTH: The effective date of the merger shall be July 31, 1989.

	IN WITNESS WHEREOF, we have subscribed this Certification on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.


DATE: July 28, 1989
			 Leon Pordy, M.D., Chairman of the Board
			 of Chock Full o'Nuts Corporation
			 Martin Cullen
			 Secretary of Chock Full o'Nuts Corporation

			 Leon Pordy, M.D.,
			 Chairman of the Board of Nathor Coffee Roasting Corp.
			 Martin Cullen
			 Secretary of Nathor Coffee Roasting Corp.

			 Leon Pordy, M.D.,
			 Chairman of the Board of A.L. Ransohoff Co, Inc.
			 Martin Cullen
			 Secretary of A.L. Ransohoff Co., Inc.



































2



CERTIFICATE OF MERGER

OF

NATHOR COFFEE ROASTING CORP.

AND

A.L. RANSOHOFF CO., INC.

INTO

CHOCK FULL O' NUTS CORPORATION

Under Section 905 of the Business Corporation Law


















Dreyer & Traub
101 Park Avenue
New York, New York  10178





CERTIFICATE OF MERGER

OF

IROQUOIS PROPERTIES, INC.

INTO

CHOCK FULL O'NUTS CORPORATION

Under Section 905 of the Business Corporation Law

	It is hereby certified by the corporation named herein as the surviving corporation as follows:

	FIRST: The Board of Directors of the corporation named herein as the surviving corporation has adopted a plan of merger setting forth the terms and conditions of merging the corporation named herein as the subsidiary corporation into said surviving corporation.

	SECOND: The Laws of the jurisdiction of incorporation of the corporation named herein as the subsidiary corporation permit a merger of the kind certified herein.

	THIRD: The name of the subsidiary corporation to be merged, which was organized under the laws of the State of Delaware on February 26, 1964, is Iroquois Properties, Inc.

	The Application for Authority in the State of New York of said corporation to transact business as a foreign corporation therein was filed by the Department of State of the State of New York on March 9, 1964.

	FOURTH: The name of the surviving corporation, the certificate of incorporation which was filed by the Department of State on November 7, 1932 is Chock Full O'Nuts Corporation. The name under which said corporation was formed is Federal Nut Co., Inc.

	FIFTH: The designation and number of outstanding shares of each class of the subsidiary corporation, all of which are owned by the surviving corporation, as set forth in the plan of merger, are as follows:

		DESIGNATION                             NUMBER

		Common                                  1,000

	SIXTH: The merger of the subsidiary corporation into the surviving corporation has been authorized under the laws of the jurisdiction of incorporation of the subsidiary corporation.

	IN WITNESS WHEREOF, we have subscribed this Certification on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained in this Certificate have been examined by us and are true and correct.

DATE: May 3, 1990
			    CHOCK FULL O'NUTS CORPORATION
			    Leon Pordy, M.D.
			    Chairman of the Board and Chief Executive Officer








1



CERTIFICATE OF MERGER

OF

IROQUOIS PROPERTIES, INC.

INTO

CHOCK FULL O' NUTS CORPORATION






















					      Dreyer & Traub
					      101 Park Avenue
					      New York, New York  10178




















2


EXHIBIT (4C)